Exhibit 99.1

Daybreak Oil and Gas, Inc.
601 West Main Ave    Suite 1012                Spokane, WA   99201
Office: (509) 232-7674                            Fax: (509) 455-8483

ETHICAL BUSINESS CONDUCT
POLICY STATEMENT

INTRODUCTION

"Quality and Integrity" has been a part of Daybreak Oil and Gas, Inc. (hereinafter called the Company) since its inception.  Truthfulness, honesty, fairness, to each other, our Company, and to our investors, customers and suppliers are the ethical standards, by which we live and work. Each person who is an officer, director, employee or private contractor of the Company is a Company "associate" and has a responsibility to deal ethically in all aspects of the Company's business and to comply fully with all laws, regulations, and Company policies. Anyone who is an officer, director, employee or private contractor of the Company is expected to assume the responsibility for applying these standards of ethical conduct.  When in doubt, any future officers, directors, employees or private contractors will have the responsibility to seek clarification from the appropriate Company representative.  (See Disclosure, Guidance and Approvals below).

Each director, officer, employee and private contractor of the Company is required to comply with this Ethical Business Conduct Policy Statement (the “Ethics Policy Statement”).  Individuals who violate the policies will be subject to disciplinary action and/or discharge.  Counsel concerning these policies can be obtained from the Chief Financial Officer or Chief Compliance Officer (“Compliance Officer”).  In any questionable area, you should obtain advice in advance of any action.  (See the Administration section of this Policy Statement for details.)

Please note that this code is not an employment contract and does not modify the employment relationship between us and you.  We do not create any contractual or legal rights or guarantees by issuing these policies, and we reserve the right to amend, alter and terminate policies at any time and for any reason.

CONFLICTS OF INTEREST

A CONFLICT OF INTEREST EXISTS WHEN AN INDIVIDUAL'S PRIVATE INTEREST CONFLICTS WITH THE INTERESTS OF THE COMPANY.  WHEN AN INDIVIDUAL'S LOYALTY TO THE COMPANY AND CONDUCT OF RESPONSIBILITIES AND DUTIES TOWARDS THE COMPANY IS PREJUDICED BY ACTUAL OR POTENTIAL BENEFIT FROM ANOTHER SOURCE, A CONFLICT OF INTEREST EXISTS.

We are confident of the individual loyalty and honesty of our associates.  Good relations with investors, customers and suppliers and the integrity of our associates are critical sources of goodwill and absolutely necessary to our success.  Associates should never be in a position where their personal interests or third parties inappropriately influence their judgment on Company matters, or create the perception of impropriety.

No associate should be subject, or even reasonably appear to be subject to, influences, interests or relationships that conflict with the best interests of the Company. This means avoiding any activity that might compromise or seem to compromise the integrity of the Company or the associate. An associate shall avoid conflicts of interests in connection with the conduct of the Company's business except as expressly permitted by this Ethics Policy Statement.

Common Sources of Conflicts

Although it is impossible to prepare a list of all conflict of interest situations, potential conflicts of interest generally arise in four situations:

●
INTEREST OF ASSOCIATE - When an associate, a member of the associate's family or a trust in which the associate is involved, has a significant direct or indirect financial interest in, or obligation to, a joint venture partner, an actual or potential competitor, supplier, lender, service provider or customer of the Company.

●
INTEREST OF RELATIVE - When an associate conducts business on behalf of the Company with a joint venture partner, supplier or customer of whom a relative by blood or marriage is a principal, partner, shareholder, officer, employee or representative.

●
GIFTS - When an associate, a member of the associate’s household, a trust in which the associate is involved, or any other person or entity designated by the associate, accepts gifts, credits, payments, services or anything else of more than token or nominal value from an actual or potential joint interest partner, competitor, supplier or customer.

●	MISUSE OF INFORMATION - When an employee or consultant misuses information obtained in the course of employment or consulting work with Daybreak.

Specific Examples

While it is not possible to describe every situation, it is useful to consider a few examples in which clear conflicts of interest are present so that ground rules can be established:

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POSITION OF INFLUENCE - If an associate or a member of that associate's family has a financial or other beneficial interest in an actual or potential joint interest partner, supplier or customer, the associate may not, without full disclosure and specific written clearance by appropriate Company representatives, influence decisions with respect to business with such joint interest partner, supplier or customer. Such positions include situations where associates recommend oil and gas joint venture partnerships, the use of financial services (including investor relations and brokerage services), create specifications for suppliers' raw materials, products or services; recommend, evaluate, test or approve such raw materials, products or services; or participate in the selection of, or negotiating arrangements with, suppliers.

●
OTHER POSITIONS - It is expressly acceptable for individuals of this Company to serve as officers, directors or principals of other companies at their discretion. If the other company is in the oil and gas industry or the financial services industry (including investor relations or brokerage business) then the Board of Directors of Daybreak will need to grant specific written permission for any individual to serve as an officer, director or principal of the company.

Advance Disclosure

Because conflicts of interest have the potential of serious abuse, all conflict of interest circumstances affecting any associate should be disclosed to the appropriate Company representative and Board of Directors in writing. While transactions affected by a conflict of interest must generally be avoided, there may be times when such transactions are nevertheless fair and appropriate and in the Company's best interest. When an associate believes a potential transaction that may be affected by a conflict of interest should nevertheless be pursued, they must disclose all material terms of the proposed matter to the appropriate Company representative in advance in writing so that it may be brought to the Board of Directors’ attention. No such transaction may be pursued, however, unless it is approved in advance by the appropriate, duly authorized and disinterested officers of the Company, the board of directors or an appropriate committee thereof.

LAWFUL CONDUCT

All associates shall carry on the business of the Company in compliance with all applicable laws. Without limiting this obligation, the following conduct is prohibited:

●	Officer, director, employee or private contractor theft, fraud, embezzlement, misappropriation, or any form of wrongful conversion of property belonging to the Corporation or another employee.

●	Any act of fraud, deception or intentional misrepresentation against or involving the Corporation, an investor, a customer, a supplier or any other party.

●	Any act of bribery, including a promise, offer or gift of money or anything of value made or offered by an employee to:

1.
A government official or someone acting for the government.  In some countries it is permissible to pay government employees for performing certain required duties.  These facilitating payments, as they are known, are small sums paid to facilitate or expedite routine, non-discretionary government actions, such as obtaining phone service or an ordinary license, or

2.
A person employed by, or acting on behalf of, an investor, a customer, supplier or other organization, with which the Corporation does business or has prospective business, (except in the case of certain permitted gifts described below).

●	The destruction or alteration of Corporation records in order to falsify, conceal or misrepresent information for any purpose including any motivation to:

1.	Avoid criticism for errors of judgment or to conceal failure to follow a supervisor's instructions.

2.	Show a performance record better than, or different from, performance actually achieved.

3.	Misrepresent the employee's performance, activities, or other transactions, or those of another employee.

●	Political contributions of money, services, or other property of the Corporation that are in violation of the law when the contributions are made.

●	Violations of securities laws rules or regulations, including concealment of information required to be disclosed in filings the Corporation makes with the Securities and Exchange Commission.

ANTITRUST LAWS

●
Antitrust laws are designed to ensure a fair and competitive marketplace by prohibiting various types of anticompetitive behavior.  Some of the most serious antitrust offenses occur between competitors, such as agreements to fix prices or to divide customers, territories or markets.  Accordingly, it is important to avoid discussions with our competitors regarding pricing, terms and conditions, costs, marketing plans, customers and any other proprietary or confidential information.  Foreign countries often have their own body of antitrust laws, so our international operations may also be subject to antitrust laws of other foreign countries.

●
Unlawful agreements need not be written.  They can be based on informal discussions or the mere exchange of information with a competitor.  If you believe that a conversation with a competitor enters an inappropriate area, end the conversation at once.  Membership in trade associations is permissible only if approved in advance by our Compliance Officer.

●
Whenever any question arises as to application of antitrust laws, you should consult with legal counsel, and any agreements with possible antitrust implications should be made only with the prior approval of legal counsel.

This discussion is not comprehensive and you are expected to familiarize yourself with all laws and regulations relevant to your position with us, as well as all our related written policies on these laws and regulations.  To this end, our Compliance Officer is available to answer your calls and questions.  If you have any questions concerning any possible reporting or compliance obligations, or with respect to your own duties under the law, you should not hesitate to call and seek guidance from our Compliance Officer.

GIFTS

Associates and their families generally shall not solicit or accept gifts, fees, bequests, services or entertainment from investors, customers, suppliers or prospective customers. A gift is regarded as any type of gratuity, favor, loan, legacy, fee, compensation, or anything of monetary value. All such gifts are prohibited except:

●
Business entertainment and other courtesies such as meals, sporting events, and the like, that involves no more than ordinary amenities, and can be properly reciprocated by the employee and charged as a business expense. Lavish or extravagant entertainment, such as weekend trips, etc., should not be accepted unless full reimbursement is made by the recipient to the donor.

●	Gifts received because of kinship, marriage, or social relationships and not because of any business relationship.

●	Unsolicited advertising or promotional materials that are made widely available.

●	Customer or supplier paid travel or lodging where the trip has a legitimate business purpose. An appropriate Company representative must approve any such trips in advance in writing.

●	Fees or other compensation received from an organization in which membership or an official position is held, subject to prior written approval by an appropriate Company representative.

Associates who believe that acceptance of a permitted gift might make them feel obligated and therefore improperly influenced in the performance of their duties should not accept it, or turn it over to the Company. Associates, who are unsure whether a gift is a violation of the law and the Code, should seek guidance from an appropriate Company representative.

Likewise, no associate of the Company or members of his or her family may extend a gift to any existing or prospective investor, customer or supplier that will not meet these same criteria.

MISUSE OF INFORMATION

No information obtained as a result of employment or association with the Company may be used for personal profit or as the basis for a "tip" to others unless the Company has made such information generally available to the public. This is true whether or not direct injury to the Company appears to be involved. The requirement is not limited to transactions relating to the Company stock but also applies to securities of any other company and includes any situation in which information may be used as the basis for unfair bargaining with an outsider. The public disclosure of confidential data and trade secrets relating to our business can have a material adverse effect on the Company and is prohibited.

For more information about our policies concerning the securities laws, you should refer to our more detailed Securities Law Compliance Policy.

CORPORATE OPPORTUNITIES

A CORPORATE OPPORTUNITY IS AN OPPORTUNITY USEFUL TO THE COMPANY THAT IS DISCOVERED THROUGH THE USE OF COMPANY PROPERTY, OPPORTUNITY OR POSITION AS A COMPANY ASSOCIATE.

Associates are prohibited from taking corporate opportunities for themselves. When an associate uses corporate property, corporate information or corporate position for personal gain, he or she is taking a corporate opportunity. You must use corporate opportunities only for advancing the legitimate business interests of the Company.

COMPLETE TRUTHFUL AND FULL DISCLOSURES IN PUBLIC FILINGS

The Company's filings made under the Securities Exchange Act of 1934, such as quarterly and annual reports and proxy statements, are to contain all required disclosures. All such filings shall provide required information in a full, fair, accurate, timely, and understandable manner. The Company has procedures in place to achieve these goals with respect to securities reports and shareholder communications. Any employee who has concerns about the accuracy or adequacy of disclosures being made in these documents should feel free to contact the Chief Financial Officer. No employee shall engage in any conduct with the intent of impairing the Company’s compliance with this provision.

ACCOUNTING MATTERS

The Company's financial statements and books and records on which they are based must accurately reflect all corporate transactions. All receipts and disbursements of corporate funds shall be promptly and properly recorded on the Company's books. The Company's records must disclose the nature and purpose of the transactions. The Company's investors, creditors and other decision makers rely on its records and have a right to information which is timely and accurate.

●	All employees and private contractors shall cooperate fully with the independent auditors of the Company and under no circumstances withhold any information from them.

●
A director, officer, employee or private contractor may not maintain the Company's accounting or other records, or cause them to be maintained, in such a way that they do not reflect the true nature of transactions, account balances or other matters with clarity and completeness.

●	A director, officer, employee or private contractor may not establish for any purpose an unauthorized, undisclosed, or unrecorded fund or asset account involving Company assets.

●
A director, officer, employee or private contractor may not allow transactions with an investor, supplier, agent, or customer to be structured or recorded in a way not consistent with normal business practice or generally accepted accounting principles.

●
No false, incomplete, misleading or artificial entries or records shall be made on the books or records of the Company or its subsidiaries for any reason. The shifting of charges or costs to inappropriate accounts is prohibited.

●	No payment on behalf of the Company shall be made or approved with the understanding that it will or might be used for something other than the stated purposes.

●	Undisclosed or unrecorded corporate funds shall not be established for any purpose, nor shall the Company funds be placed in any personal or non-corporate account.

●	"Slush funds" or similar off-book accounts, where there is no accounting for receipts or expenditures on corporate books, are prohibited.

A system of internal accounting controls shall be maintained which is sufficient to provide reasonable assurances that transactions:

●	are executed in accordance with management's authorization.

●	are recorded in a manner that permits preparation of the Company's financial statements in conformity with generally accepted accounting principles and applicable regulations.

●	are recorded so as to maintain accountability for the Company's assets.

No director, officer, employee or private contractor acting on behalf of the Company shall engage in any activity that circumvents or seeks to circumvent the Company's systems of internal controls.

CERTIFICATIONS

Directors, Officers, employees and private contractors may be required periodically to certify their understanding of and intent to comply with or their past compliance with this Code.

Any employee or private contractor who violates this Ethics Policy Statement is subject to possible suspension or other disciplinary action, including discharge. Any employee or private contractor who assists in, or knowingly fails to report, a violation of this Code is also subject to suspension, discharge or other appropriate action. Any employee or private contractor who suspects a violation of these policies (including any material transaction or relationship that gives rise to a conflict of interest which to the knowledge of such employee or private contractor has not been disclosed to the appropriate persons) should inform the appropriate Company representatives.

Failure to read the code or sign a confirmation does not excuse you from complying with this code.

ADMINISTRATION

A copy of the Ethical Business Conduct Policy Statement is provided to each new associate and is available at all times to any associate on the Company website.

Disclosure, Guidance and Approvals

This Ethics Policy Statement permits or requires associates in various situations to disclose certain facts to, and seek guidance or obtain approval from "appropriate Company representatives."  If any associate should have reason to believe that any situation, occurrence or event violates this Ethical Business Conduct Policy Statement, the associate shall bring the matter to the appropriate Company representative.

For each associate, the "appropriate Company representative" is as follows:

●
In the case of any non-officer employee, such employee's supervisor. If such employee has concerns regarding the supervisor's objectivity or independence with respect to the matter, the appropriate Company representative is the Chief Financial Officer or the Chief Compliance Officer.

●
In the case of any officer, private contractor or management employee (other than the CEO, President, CFO or Controller) the appropriate Company representative is the Chief Financial Officer.  If such employee has concerns regarding the Chief Financial Officer's objectivity or independence with respect to the matter, the appropriate Company representative is the Chief Executive Officer or the President.

●
In the case of the Chief Executive Officer, the President, the Chief Financial Officer or the Controller, and any director, the appropriate Company representative is the Chairman of the Audit Committee of the Board of Directors or, if the Chairman so determines, the full Audit Committee.

These are the persons associates should contact to seek guidance, to clarify issues and to obtain confirmation that a particular course of conduct or transaction is permissible or impermissible under this Ethics Policy Statement.

In order to audit compliance with this Ethics Policy Statement, each associate shall furnish to the Compliance Officer of the Company an “Annual Affirmation Certificate” (see Annex “A”).  All such Annual Affirmation Certificates shall be maintained in the files of the Compliance Officer of the Company.

The Compliance Officer shall keep a list from year to year of any on-going actual or potential violations and shall review such a list at the time of each annual audit and furnish a copy thereof to the independent auditors of the Company and the Subsidiaries and to the Audit Committee of the Board of Directors of the Company.

Any exceptions or material changes to the Ethical Business Conduct Policy Statement must be approved by the Nominating and Corporate Governance Committee and reported accordingly.

We will not retaliate against anyone who, in good faith, notifies us of a possible violation of law or this code, nor will we tolerate any harassment or intimidation of any employee who reports a suspected violation.  In addition, there are federal “whistleblower” laws that are designed to protect employees from discrimination or harassment for providing information to us or governmental authorities, under certain circumstances, with respect to certain laws such as those governing workplace safety, the environment, securities fraud and federal law relating to fraud against shareholders.

We are committed to providing equal employment opportunities for all our employees and will not tolerate any speech or conduct that is intended to, or has the effect of, discriminating against or harassing any qualified applicant or employee because of his or her race, color, religion, sex (including pregnancy, childbirth or related medical conditions), national origin, age, physical or mental disability, veteran status or any characteristic protected by law.  We will not tolerate discrimination or harassment by anyone – managers, supervisors, co-workers, vendors or our customers.  This policy extends to every phase of the employment process, including: recruiting, hiring, training, promotion, compensation, benefits, transfers, discipline and termination, layoffs, recalls, and company-sponsored educational, social and recreational programs, as applicable.  If you observe conduct that you believe is discriminatory or harassing, or if you feel you have been the victim of discrimination or harassment, you should notify our compliance officer immediately.

Not only do we forbid unlawful discrimination, we take affirmative action to ensure that applicants are employed, and employees are treated during employment, without regard to their race, color, religion, sex (including pregnancy, childbirth or related medical conditions), national origin, age, physical or mental disability, veteran status or any characteristic protected by law.

One of the tenants of this code, however, is that all employees are accountable for promoting equal opportunity practices within our company.  We must do this not just because it is the law, but because it is the right thing to do.

We will not retaliate against any employee for filing a good faith complaint under our anti-discrimination and anti-harassment policies or for cooperating in an investigation and will not tolerate or permit retaliation by management, employees or co-workers.  To the fullest extent possible, the Company will keep complaints and the terms of their resolution confidential.  If an investigation confirms harassment or discrimination has occurred, the Company will take corrective action against the offending individual, including such discipline up to and including immediate termination of employment, as appropriate.

We are committed to providing safe and healthy working conditions by following all occupational health and safety laws governing our activities.

We believe that management and each and every employee have a shared responsibility in the promotion of health and safety in the workplace.  You should follow all safety laws and regulations, as well as company safety policies and procedures.  You should immediately report any accident, injury or unsafe equipment, practices or conditions.

You also have an obligation to carry out company activities in ways that preserve and promote a clean, safe, and healthy environment.  You must strictly comply with the letter and spirit of applicable environmental laws and the public policies they represent.

The consequences of failing to adhere to environmental laws and policies can be serious.  Our company, as well as individuals, may be liable not only for the costs of cleaning up pollution, but also for significant civil and criminal penalties.  You should make every effort to prevent violations from occurring and report any violations to your immediate supervisor or our Compliance Officer.

Our records should be retained or discarded in accordance with our record retention policies and all applicable laws and regulations.  From time to time we are involved in legal proceedings that may require us to make some of our records available to third parties.  Our legal counsel will assist us in releasing appropriate information to third parties and provide you (or your immediate supervisor) with specific instructions.  It is a crime to alter, destroy, modify or conceal documentation or other objects that are relevant to a government investigation or otherwise obstruct, influence or impede an official proceeding.  The law applies equally to all of our records, including formal reports as well as informal data such as e-mail, expense reports and internal memos.  If the existence of a subpoena or a pending government investigation is known or reported to you, you should immediately contact our Compliance Officer and you must retain all records that may pertain to the investigation or be responsive to the subpoena.

ADOPTED AND ACCEPTED ON APRIL 3, 2008 BY THE DIRECTORS OF DAYBREAK OIL and GAS, INC.

ANNEX “A”

DAYBREAK OIL AND GAS, INC.

ETHICAL BUSINESS CONDUCT POLICY STATEMENT
ANNUAL AFFIRMATION CERTIFICATE

Dear Chief Compliance Officer:

I acknowledge receipt of and/or availability on the Company Website of, and I have read and am familiar with, the Company’s Ethical Business Conduct Policy Statement, and I further acknowledge that:

(a)	The Company’s Ethical Business Conduct Policy Statement has been adopted as the official policy of the Company by its Board; and
(b)	It is my responsibility to comply fully with the Policy Statement in all of my activities on behalf of the Company and its Subsidiaries; and
(c)
As an employee of the Company or its Subsidiaries, it is my responsibility to help advise and instruct Employees that the business and operations of the Company and its Subsidiaries are to be conducted in full compliance with the Policy Statement.

Instructions:

Check the appropriate box below in Section 1:
1.  (a.)   I have not violated, and to the best of my knowledge, the members of my family, as defined in the Ethics Policy Statement, did not have any significant financial interest in violation of, the Ethical Business Conduct Policy Statement during the fiscal year ended February 29, 200___.
_______________

-or-

     (b.)   I may have violated, or a member of my family may have had a significant financial interest in violation of, the Ethical Business Conduct Policy Statement during the fiscal year ended February 29, 200____, as disclosed on the attached statement.
_______________

Check the appropriate box below in Section 2:
2. (a.) I do not have knowledge of any unethical or fraudulent practices at the Company that are in violation of the Ethical Business Conduct Policy Statement.	_______________

-or-

    (b.)   I am aware of unethical or fraudulent practices that are in violation of the Ethical Business Conduct Policy Statement and wish to report suspected violation(s) as disclosed on the attached statement.
_______________

Print Name	Title/Position

Signature	Date

DEFINITIONS:

Family members include your spouse, parents, children, brothers, sisters, in-laws, and life partner.

Two tests determine if a “significant financial interest” exists:

●	You or a family member owns more than 1% of the outstanding stock of a business or you or a family member has or shares discretionary authority with respect to the decisions made by that business, or

●	The investment represents more than 5% of your total assets or of your family member’s total assets.